Exhibit 99.3
Adeona Launches CopperProof.com to Raise Awareness of the Risks of Chronic Copper Toxicity

Free Tap Water Test Card and National Survey Offered

Ann Arbor, Michigan, April 9, 2009 -- Adeona Pharmaceuticals, Inc. (AMEX: AEN), a specialty pharmaceutical company dedicated to the awareness, prevention and treatment of subclinical zinc deficiency and chronic copper toxicity in the mature population, today announced that through its subsidiary, Healthmine, Inc., it has launched a new informational website dedicated to increasing awareness of the potential health effects of chronic copper toxicity, especially in the mature population.

By visiting the website, www.copperproof.com, users can view a brief informational video, review relevant literature, obtain a free* sensitive test card to test their tap water for copper and, should they wish to participate in our CopperProof National Tap Water Survey, share their levels of copper in tap water and geographically compare such levels to those of others.

Since 2003, an increasing body of research continues to implicate chronic copper exposure as a potential factor that may contribute to the progression of diseases of the mature population, especially Alzheimer’s disease.

During 2007 and 2008, Adeona sponsored and conducted an IRB-approved, prospective, observational, blinded clinical trial enrolling 90 subjects, 30 with Alzheimer’s disease (AD), 30 with Parkinson’s disease (PD) and 30 age-matched normal subjects (Normals).  The purpose of the study was to evaluate serum markers of copper status and compare these results across the three groups of patients. The results of our study indicate highly statistically significant differences in serum markers of copper status between AD and normal subjects.  We believe that the differences observed suggest that Alzheimer’s patients have impaired protection from chronic copper toxicity, which may be contributing to the progression of their disease.  Our results also appeared to indicate a subclinical zinc deficiency in AD subjects.  Adeona intends to publish these results in the future.

Steve H. Kanzer, CPA, JD, Chairman and CEO stated, “The launch of our awareness campaign today represents our first step in combating the debilitating epidemic that is Alzheimer’s disease, one of the leading contributors to our rising health care costs.  Through public awareness and education, it is our hope that susceptible persons will take the first step in practicing prevention by taking steps to avoid chronic copper exposure.  In pilot studies, we found our copper test card to be an important learning tool, allowing persons to easily visualize and comprehend an otherwise invisible threat to our maturing population.”

Adeona is collaborating with third parties to develop diagnostic products and services to assist in the diagnosis of persons at greater risk of the effects of chronic copper toxicity.  In the intermediate term, Adeona also intends to launch a series of proprietary zinc-based therapeutic products for the dietary management of conditions associated with subclinical zinc deficiency.

*($5.95 shipping and handling)

About Adeona Pharmaceuticals, Inc.

Adeona Pharmaceuticals, Inc. (AMEX: AEN) is a specialty pharmaceutical company dedicated to the awareness, prevention and treatment of subclinical zinc deficiency and chronic copper toxicity in the mature population. Adeona believes that such conditions may contribute to the progression of debilitating degenerative diseases, including, dry age-related macular degeneration (dry AMD), Alzheimer’s disease (AD) and mild cognitive impairment (MCI) in susceptible persons.  Adeona is also developing a number of late-stage clinical drug candidates for the treatment of rheumatoid arthritis and multiple sclerosis. For further information, please visit, www.adeonapharma.com.

This release includes forward-looking statements on Adeona's current expectations and projections about future events.  In some cases forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding designing additional clinical trials for oral dnaJP1, Zinthionein, flupirtine, or Trimesta. Adeona is at an early stage of development and may not ever have any products that generate significant revenue. Important factors that could cause actual results to differ materially from those reflected in Adeona's forward-looking statements include, among others, a failure of Adeona's product candidates to be demonstrably safe and effective, a failure to obtain regulatory approval for the company's products or to comply with ongoing regulatory requirements, regulatory limitations relating to the company’s ability to promote or commercialize its products for awareness, prevention, diagnosis or treatment of subclinical zinc deficiency and chronic copper toxicity, a lack of acceptance of Adeona's product candidates in the marketplace, a failure of the company to become or remain profitable, that we will continue to meet the continued listing requirements of the American Stock Exchange (which unlike other exchanges does not require us to maintain any minimum bid price with respect our stock but does require us to maintain a minimum of $4 million in stockholders’ equity during the current year, for example), our inability to obtain the capital necessary to fund the company's research and development activities, a loss of any of the company's key scientists or management personnel, and other factors described in Adeona’s report on Form 10-K for the year ended December 31, 2008 and any other filings with the SEC.  No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this release is provided only as of the date of this release, and Adeona undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

For Further Information Contact:

Steve H. Kanzer, CPA, JD
Chairman and CEO
(734) 332-7800 x39

Exhibit 99.3

adeona

Webcast to Shareholders

April 9, 2009

2pm ET

AMEX: AEN

172

AALIB:552874.5\133063-00001

Exhibit 99.3

Steve H. Kanzer, CPA, JD
Chairman & Chief Executive Officer

Co-founder, Chairman & CEO of Adeona
Accredited Ventures, Inc., Chairman, 2000 – present
Accredited Equities, Inc., Chairman, 2000-present
Paramount Capital, Head of Venture Capital, 1991-2000
Skadden, Slate, Meagher & Flom, M&A Attorney. 1988-1991
New York University School of Law, JD, 1988
Baruch College, BBA, 1985
18 Years Biotech Venture Capital Experience

adeona

173 AMEX: AEN

AALIB:552874.5\133063-00001

Exhibit 99.3

David A. Newsome, M.D.

Training:

Duke University, A.B.

Columbia University, M.D.

Harvard Medical School, Ophthalmology Residency
(Massachusetts Eye and Ear Infirmary)

Harvard Medical School, Retina Disease and Surgery Fellowship

Bascom Palmer Eye Institute, Retina Disease and Surgery Fellowship

Research & Faculty Experience:

- National Eye Institute (NIH)
  - Chief, Retinal Disease Section
- Johns Hopkins, Wilmer Eye Institute,
  - Associate Professor
- LSU Eye Center, Professor

Author, 150 Peer-Reviewed Publications and 2 books

- Originated Zinc Hypothesis for Age-Related Macular Degeneration
- 1988, Published First Clinical Trial, “Oral Zinc Supplementation for Age Related Macular Degeneration”
- 2001, Oral High Dose Zinc + Antioxidants Confirmed by 6-year, National Eye Institute, Age Related Eye Disease Study (AREDS)
- Currently marked as “Preservision”, “Ocuvite” “iCaps”, 2007 sales ~$270MM
  - B&L and Alcon

adeona

AMEX: AEN

174

AALIB:552874.5\133063-00001

Exhibit 99.3

Announced Plans

1. Increase Awareness of Chronic Copper Toxicity and Subclinical Zinc Deficiency

2. Collaborate on the Development of Diagnostic Products and Services

3. Products for the Dietary Management of Subclinical Zinc Deficiency

AMEX: AEN

adeona

175

AALIB:552874.5\133063-00001

Exhibit 99.3

COOPERPROOF.com ™ – a subsidiary of Adeona Pharmaceuticals
https://www.anticopper.com/index.php?beta=bkb55jeich4coeikt07k
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COPPERPROOF™
Place Order
0 mg/L
Your Water
.010 mg/L
.120 mg/L
Causes Alzheimer's Disease in Animals
1.30 mg/L
EPA Limit
1: Watch the video
2: Review the evidence
3: FREE copper test card
4: Share your results
Get a Free Card!
TM
©2009 HealthMine Inc., a subsidiary of
Adeona Pharmaceuticals AMEX:AEN 0.69
3930 Varsity Drive Ann Arbor MI, 48108
Terms of Use | Contact Us | Privacy Policy
Done
www.anticopper.com
YSlow

176

AALIB:552874.5\133063-00001

Exhibit 99.3

CopperProof Science Section
https://www.anticopper.com/hm/index.php
Google
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iPhone Dev Center
iPhone Dev SDK
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CopperProof Science Section
Home | Adeona Pharmaceutical...
COPPERPROOF
Create an Account or Log-in»
HOME
1: WATCH THE COMMERCIAL
2: REVIEW THE EVIDENCE
3: ORDER A COPPER TEST
4: SHARE RESULTS
ABOUT US
IN THIS SECTION:
User Submissions
Search Scientific Articles
Categories
The Copper-Dementia Hypothesis:
Copper leeches:
Read www.anticopper.com
www.anticopper.com
YSlow

177

AALIB:552874.5\133063-00001

Exhibit 99.3

COOPERPROOF.com ™ – a subsidiary of Adeona Pharmaceuticals
https://www.anticopper.com/watertesting.php?pageID=61
Most Visited
Latest Headlines
Apple Developer Co...
iPhone Dev Center
iPhone Dev SDK
Google Analytics
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COPPERPROOF
Get a Free Card • Tell-A-Friend • Contact Us
HOME
1: WATCH THE COMMERCIAL
2: REVIEW THE EVIDENCE
3: ORDER A COPPER TEST
4: SHARE RESULTS
ABOUT US
IN THIS SECTION:
Tap Water Copper Test Card
TRUSTe
CLICK TO VERIFY
Authorize.Net
FREE* Tap Water Copper Test Card
COPPERPROOF.com
DO NOT REMOVE the card before filling the bag with water.
24 Hour Copper Test Card
Being able to measure copper in your tap water is an important step in improving the quality of health for the average person.
Read Full Description»
$0.00 – 1 Water Testing Card (+$5.95 S&H)
Done
www.anticopper.com

178

AALIB:552874.5\133063-00001

Exhibit 99.3

179 
COOPERPROOF.com ™ – a subsidiary of Adeona Pharmaceuticals
https://www.anticopper.com/diagnosis.php?step=choose
Most Visited
Latest Headlines
RadiantBlog
Apple Developer Co...
iPhone Dev Center
iPhone Dev SDK
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LiveC Income Cent...
COPPERPROOF
Get a Free Card
Tell-A-Friend
Contact Us
HOME
1: WATCH THE COMMERCIAL
2: REVIEW THE EVIDENCE
3: ORDER A COPPER TEST
4: SHARE RESULTS
ABOUT US
IN THIS SECTION:
Share your Results
The CopperProof National Tap Water Survey!
1 item in Cart
Please assist our efforts to obtain the actual levels of copper in the drinking waters in the United States by participating in the CopperProof National Tap Water Survey. You can immediately compare your results to those of others!
TRUSTe
CLICK
TO VERIFY
Authorize.Net
You selected:
Done

AALIB:552874.5\133063-00001

Exhibit 99.3

COPPERPROOF.com ™ – a subsidiary of Adeona Pharmaceuticals
https://www.anticopper.com/contact.php?pageID=62
COPPERPROOF
Get a Free Card • Tell-A-Friend • Contact Us
HOME
1: WATCH THE COMMERCIAL
2: REVIEW THE EVIDENCE
3: ORDER A COPPER TEST
4: SHARE RESULTS
ABOUT US
IN THIS SECTION:
Contact Us
Sign Up for our Newsletter
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Media Inquiries
Terms of Use
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Tell People About CopperProof.com
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Add your email address and a friends email address to send a short message to them about CopperProof.com.
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I would like to recommend to you the following new website that I thought you might find of interest.
Please follow this link to this website by clicking the link or copying into your browser:
www.copperproof.com
The website is dedicated to the subject
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www.anticopper.com

180

AALIB:552874.5\133063-00001

Exhibit 99.3

Alzheimer's Disease

- 5.8 Million Americans Have AD
- 15 Million Americans Have Mild Cognitive Impairment
- Demographics Predict Rapidly Growing Market as American Population Ages
- $1 Trillion in Heathcare Costs
- Our 90 Patients Study Demonstrates Highly Statistically Significant Differences in Copper Status
- Subclinical zinc deficency Unlike AMD, oral zinc therapy is currently not used adeona

181 **AMEX: AEN**
182

AALIB:552874.5\133063-00001

Exhibit 99.3

adeona

AMEX: AEN

183

Copyright © 2008 Adeona Pharmaceuticals, Inc.

AALIB:552874.5\133063-00001